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                                                                     Exhibit 10L

                             THE DEXTER CORPORATION
                     1996 NON-EMPLOYEE DIRECTORS' STOCK PLAN

1.       Purpose.

          The purpose of The Dexter Corporation 1996 Non-Employee Directors' Stock Plan is to advance the interests of the Company and its stockholders by enabling members of the Board who are not employees of the Company or any of its subsidiaries to receive shares of the Company's Common Stock in lieu of all or a portion of the annual cash retainer fee they receive for services on the Board.

2.       Definitions.

         (a)      "Board" means the Board of Directors of the Company.

         (b) "Change of Control" means the occurrence of any of the following events:

                  (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction;

                  (ii) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1(or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person has become the beneficial owner of securities representing 19% of the voting stock of the Company; or

                  (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof.

         (c) "Committee" means the Compensation and Organization Committee of the Board.

         (d) "Common Stock" means the Common Stock of the Company, par value $1.00 per share.

         (e) "Company" means The Dexter Corporation, its successors and assigns.

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (g) "Fair Market Value" means the closing price of Common Stock reported for the New York Stock Exchange on the last trading day preceding the relevant payment date.

         (h) "Retainer" means the annual cash retainer fee payable to a director for his or her services on the Board.

         (i) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any of its subsidiaries.


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                                                          Exhibit 10L, continued

         (j)      "Plan" means this 1996 Non-Employee Directors' Stock Plan.

3.       Eligible Participants.

         Each Non-Employee Director shall be eligible to participate in the Plan.

4.       Administration.

         The Plan shall be administered by the Committee. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

5.       Election to Receive Common Stock.

         Each Non-Employee Director shall have the right to elect, on forms provided by the Company, to receive all or a portion of the Retainer in the form of shares of Common Stock. Any part of the Retainer elected to be paid in shares of Common Stock shall be payable in one installment on the date of the Company's annual meeting of shareholders, provided, however, that in 1996 such payment shall be made on June 30, 1996. The number of shares of Common Stock to be issued at the time of payment shall be determined by dividing the amount elected to be taken in the form of shares of Common Stock by the Fair Market Value of such shares. Such election shall be made annually for the following calendar year, shall be irrevocable, and must be received by the Committee at least six months prior to the date on which the Common Stock is to be issued. Except as otherwise provided in Section 6 hereof, shares of Common Stock issued under this
Section 5 shall be unrestricted and freely transferable.

6.       Restriction on Shares.

         The shares of Common Stock issued under Section 5 hereof shall, at the election of the Non-Employee Director (which election must be in writing and shall be delivered to the Secretary of the Company no later than the last business day of the calendar year prior to the year for which the election is to be effective), be restricted and may not be sold, hypothecated or transferred (including, without limitation, transfer by gift or donation) except that such restrictions shall lapse upon:

         (a)    Death of the Non-Employee Director;

         (b) Disability of the Non-Employee Director preventing continued service on the Board;

         (c) Retirement of the Non-Employee Director from service as a director of the Company in accordance with the policy on retirement of directors then in effect;

         (d) Termination of services as a director with the consent of a majority of the members of the Board other than the Non-Employee Director; or

         (e) A Change of Control, as defined in Section 2(b).

If a Non-Employee Director ceases to be a director of the Company for any other reason, the shares of Common Stock issued to such Non-Employee Director subject to this Section 6 shall be forfeited and revert to the Company.

         The certificates for shares of Common Stock which are subject to this
Section 6 shall be held by the Company until lapse of restrictions as provided in this Section 6, provided, however, the Non-Employee Director shall be entitled to all voting, dividend and distribution rights for such shares.


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                                                          Exhibit 10L, continued

7.       Number of Shares of Common Stock Issuable Under the Plan.

         The maximum number of shares of Common Stock that may be issued under the Plan shall be 50,000. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan.

         In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend or other change in corporate structure affecting the shares of Common Stock, adjustments shall be made by the Committee to prevent dilution or enlargement of rights in the number and class of shares granted or authorized to be granted hereunder.

8.       Amendment.

         The Board may at any time amend the Plan, or any provision thereof, except that approval of the shareholders of the Company shall be required for any amendment for which such approval is necessary to comply with Rule 16b-3 under the Exchange Act or any other applicable law, regulation, or listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Committee. No amendment of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any shares of Common Stock theretofore issued without such Non-Employee Director's written consent.

9.       Termination.

         The Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Section 11 hereof. No termination of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any shares of Common Stock theretofore issued without such Non-Employee Director's written consent.

10.      Miscellaneous Provisions.

         (a) Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         (b) A Non-Employee Director's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Non-Employee Director's death, by will or the laws of descent and distribution).

         (c) As a condition to issuing the shares of Common Stock hereunder, the Committee may require a Non-Employee Director to pay to the Company such sum as may be necessary to discharge any obligation of the Company with respect to taxes, assessments or other governmental charges imposed on property or income received by such Non-Employee Director pursuant to the Plan. In accordance with rules and procedures established by the Committee and in the discretion of the Committee, such payment may be in the form of cash or property, or may be effected by delivery of a lesser number of shares.

         (d)    The expenses of the Plan shall be borne by the Company.

         (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares hereunder.

         (f) The Company shall not be required to issue fractions of shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the Non-Employee Director shall be paid in cash for such fractional share based upon the same Fair Market Value which was used to determine the number of shares to be issued on the relevant payment date.

         (g)    The provisions of the Plan shall be governed by and construed in


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                                                          Exhibit 10L, continued

accordance with the laws of the State of Connecticut.

11.      Stockholder Approval.

         This Plan shall be subject to approval by a vote of the stockholders of the Company at the 1996 annual meeting of shareholders.

12.      Effective Date.

         This Plan shall be effective as of the date that it is approved by the Board.